UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 4, 2014

Date of Report (date of earliest event reported)

Sigma Designs, Inc.

(Exact name of Registrant as specified in its charter)

California	001-32207	94-2848099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1778 McCarthy Blvd

Milpitas, California 95035

(Address of principal executive offices)

(408) 262-9003

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

On April 9, 2014, Sigma Designs, Inc. (the “Company”) issued a press release announcing its results for the fourth quarter and full fiscal year ended February 1, 2014 and intends to present additional information during a related conference call to be held on April 9, 2014. The press release and conference call contain forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2014, the Board of Directors of the Company appointed Elias Nader the Company’s Chief Financial Officer effective immediately. Mr. Nader had been serving as the Company’s Interim Chief Financial Officer since March 2013. Mr. Nader, 51, served as corporate controller for the Company from October 2012 to March 2013. Prior to joining the Company, Mr. Nader served as a chief financial officer consultant with various companies in Europe and the Middle East from October 2011 to September 2012. From June 2010 to September 2011, Mr. Nader served as group chief financial officer with Imperial Jet, a VIP business aircraft company based in Europe and the Middle East. From June 2005 to June 2010, Mr. Nader served as corporate controller at Dionex Corporation, a chromatography company based in Sunnyvale, California. Mr. Nader’s current annual base salary is $250,000, which will be increased to $275,000 upon the Company’s filing of its Annual Report on Form 10-K.

Item 9.01. Financial Statements and Exhibits.

The information contained in this Item 9.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

(c)	Exhibits.

Exhibit	Description

99.1	Press Release issued by Sigma Designs, Inc. dated April 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2014		SIGMA DESIGNS, INC.

	By:	/s/ THINH Q. TRAN
Thinh Q. Tran President and Chief Executive Officer (Principal Executive Officer)

 EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued by Sigma Designs, Inc. dated April 9, 2014.